UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan (Address of principal executive offices)	48034 (Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

1. On February 10, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Lear Corporation (“Lear”) determined the amount of 2004 bonuses payable to members of Lear’s management under the Senior Executive Incentive Compensation Plan (the “Annual Incentive Compensation Plan”). Each executive was assigned a bonus target opportunity under the plan which was a certain percentage of his or her annual base salary. The bonus payable for 2004 was based 50% upon whether Lear net income per share reached a certain target threshold and 50% upon whether Lear’s return on net assets reached a certain target threshold. Based on the satisfaction of target thresholds, the following named executive officers of Lear will be paid 2004 cash bonuses as set forth below:

Named Executive Officer	Amount of 2004 Cash Bonus
Robert E. Rossiter	$1,506,000
James H. Vandenberghe	$813,240
Douglas G. DelGrosso	$542,160
Donald J. Stebbins	$542,160
David C. Wajsgras	$461,840

Certain of the named executive officers have elected to defer a portion of their 2004 cash bonuses under the Management Stock Purchase Plan which is part of the Lear Corporation Long-Term Stock Incentive Plan (the “LTSIP”).

2. On February 10, 2005, the Committee restated the Annual Incentive Compensation Plan, subject to approval by Lear’s stockholders at the 2005 annual meeting. The plan is attached hereto as Exhibit 10.1.

3. On February 10, 2005, the Committee also approved the payout of common stock to certain members of Lear’s management under the terms of performance share awards granted in 2002 under the LTSIP based on attainment of performance objectives during the three-year period ended December 31, 2004. For an executive to receive a payout of shares of common stock, selected performance measures were required to meet or exceed certain specified thresholds. The performance criteria consisted of two equally-weighted performance measures: improvement on return on invested capital; and relative return to shareholders compared to a peer group consisting of ArvinMeritor, Dana Corporation, Delphi Corporation, Eaton Corporation, Johnson Controls, Inc., Magna International and Visteon Corporation (collectively, the “Peer Group”). For the 2002-2004 performance period, improvement on return on invested capital and relative return to shareholders met or exceeded target levels of performance resulting in the issuance of shares of common stock, prior to amounts withheld to satisfy tax liability, to the named executive officers of Lear as follows:

Named Executive Officer	Shares of Common Stock
Robert E. Rossiter	8,315
James H. Vandenberghe	6,860
Douglas G. DelGrosso	4,780
Donald J. Stebbins	4,780
David C. Wajsgras	3,493

4. On February 10, 2005, the Committee also approved performance share awards to certain members of Lear’s management under the terms of the LTSIP for the three-year period ending December 31, 2007. The following performance share awards to the following named executive officers of Lear were approved:

Named Executive Officer	Performance Share Award Grants
Robert E. Rossiter	9,049
James H. Vandenberghe	3,805
Douglas G. DelGrosso	2,879
Donald J. Stebbins	2,879
David C. Wajsgras	2,468

The number of performance shares actually earned will depend on the attainment of certain levels (threshold, target or superior) of the equally-weighted performance measures of improvement on return on invested capital and relative return to shareholders compared to the Peer Group during the three-year period ending December 31, 2007. Attainment of the threshold level will result in a payout at 50% of the targeted level; attainment of the target level will result in a payout at 100% of the targeted level; and attainment of the superior level will result in a payout at 150% of the targeted level. A summary of the performance objectives for the 2005-2007 performance share awards follows:

Improvement on Return on Invested Capital:

     Threshold: 3% per year average improvement
     Target: 5% per year average improvement
     Superior: 7% per year average improvement

Relative Return to Shareholders:

     Threshold: Lear is ranked above the 42nd percentile.
     Target: Lear is ranked above the 57th percentile.
     Superior: Lear is ranked above the 85th percentile.

The foregoing summary of the terms of the 2005-2007 performance share awards is qualified in its entirety by reference to the form of 2005-2007 performance share award agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

5. In accordance with the terms of Lear’s Outside Directors Compensation Plan (the “Directors Plan”), on February 10, 2005, the date he was elected to Lear’s Board of Directors, Henry D.G. Wallace was granted a number of restricted units equal to the number of shares of Lear’s common stock having a fair market value of $90,000 on the grant date. Each restricted unit represents one unvested share of Lear’s common stock and constitutes the right, subject to certain conditions, to a distribution of cash equal to the fair market value of a share if and when the restricted unit vests. The restricted units vest ratably over a three-year period and are subject to accelerated vesting upon a change of control, death, disability or retirement, as each such term is defined in the Directors Plan. The foregoing summary of the terms of the restricted units is qualified in its entirety by reference to the Directors Plan, which was filed as an exhibit to Lear’s Current Report on Form 8-K dated December 7, 2004 (and is filed as Exhibit 10.3 hereto), and is hereby incorporated by reference herein. See also Item 5.02 below regarding Mr. Wallace’s election to Lear’s Board of Directors.

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 10, 2005, the Board of Directors (the “Board”) of Lear elected Henry D.G. Wallace as a member of the Board, with a term expiring at the 2006 annual meeting of stockholders. There is no arrangement or understanding between Mr. Wallace and any other persons pursuant to which he was elected as a director. Mr. Wallace’s election was announced by Lear on February 10, 2005, in a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1	Lear Corporation Annual Incentive Compensation Plan

Exhibit 10.2	Form of Performance Share Award Agreement for the three-year period ending December 31, 2007

Exhibit 10.3	Lear Corporation Outside Directors Compensation Plan (incorporated by reference to Exhibit 10.1 to Form 8-K dated December 7, 2004)

Exhibit 99.1	Press release issued February 10, 2005, by Lear Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: February 15, 2005	By:	/s/ Daniel A. Ninivaggi
	Name:	Daniel A. Ninivaggi
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Lear Corporation Annual Incentive Compensation Plan

Exhibit 10.2	Form of Performance Share Award Agreement for the three-year period ending December 31, 2007

Exhibit 10.3	Lear Corporation Outside Directors Compensation Plan (incorporated by reference to Exhibit 10.1 to Form 8-K dated December 7, 2004)

Exhibit 99.1	Press release issued February 10, 2005, by Lear Corporation